SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 31, 2006

Commission file number 001-12215

Quest Diagnostics Incorporated
1290 Wall Street West
Lyndhurst, NJ 07071
(201) 393-5000

Delaware
(State of Incorporation)

16-1387862
(I.R.S. Employer Identification Number)

Item 1.01	Entry into a Material Definitive Agreement

          Amendment and Restatement of Employment Contract. On July 31, 2006, Quest Diagnostics Incorporated (“Quest Diagnostics”) and Dr. Mohapatra, Quest Diagnostics’ President, Chief Executive Officer and Chairman of its Board of Directors, entered into an amendment and restatement of Dr. Mohapatra’s employment contract dated as of November 9, 2003. The amended and restated contract is effective August 1, 2006 (“Employment Contract”). The Employment Contract remains substantially unchanged from the prior contract except that (1) its term is extended for 5 years, until December 31, 2011, (2) effective commencing January 1, 2007, Dr. Mohapatra’s target bonus percentage will be 150% of base salary, (3) until 2015, Dr. Mohapatra will be entitled to receive severance if Quest Diagnostics fails to renew the contract, and (4) the contract provisions relating to the reimbursement of expenses for post change in control disputes and compliance with new deferred compensation tax rules are conformed to those of Quest Diagnostics’ Executive Officer Severance Plan. The foregoing description of the Employment Contract does not purport to be complete and is qualified in its entirety by reference to such Contract, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference.

          As part of entering into the Employment Contract, Quest Diagnostics also agreed to pay Dr. Mohapatra a special $100,000 cash bonus and to amend the Quest Diagnostics Supplemental Executive Retirement Plan implemented for Dr. Mohapatra, as described below.

          Amendment to Quest Diagnostics Incorporated Supplemental Executive Retirement Plan. The Quest Diagnostics Incorporated Supplemental Executive Retirement Plan (“Plan”) provides supplemental retirement income to Dr. Mohapatra. The Plan provides an annual benefit to Dr. Mohapatra equal to 1.5% times his final average pay times his years of credited service (all as defined in the Plan). This formula is amended effective August 1, 2006 in three respects: (1) for periods of service after July 31, 2006 the percentage is increased to 2.2%, (2) final average pay is determined using Dr. Mohapatra’s salary and bonus for the highest three complete consecutive calendar years in the last five complete calendar years prior to his termination (previously, this was determined using his salary for his last 36 months of employment and his last three annual bonuses) and (3), if Dr. Mohapatra’s employment is terminated by Quest Diagnostics without Cause or if he terminates employment for Good Reason (as those terms are defined in the Employment Contract) after he attains age 60 but before 62, his years of credited service will be increased by 2 (3 in the event of a change in control) less the service he accumulates between ages 60 and 62. A copy of the amendment to the Plan is filed as Exhibit 10.2 hereto and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	10.1	Amended and Restated Employment Agreement between the Corporation and Surya N. Mohapatra dated as of July 31, 2006.

	10.2	Amendment to the Quest Diagnostics Incorporated Supplemental Executive Retirement Plan.

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 31, 2006

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ Leo C. Farrenkopf, Jr.

Leo C. Farrenkopf, Jr.
Assistant General Counsel and
Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Amended and Restated Employment Agreement between the Corporation and Surya N. Mohapatra dated as of July 31, 2006.

10.2	Form of amendment to the Quest Diagnostics Incorporated Supplemental Executive Retirement Plan.